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                              FPA NEW INCOME, INC.
       SUPPLEMENT DATED MAY 7, 2004 TO STATEMENT OF ADDITIONAL INFORMATION
                             DATED FEBRUARY 2, 2004


THE SECTION "RULE 144A AND OTHER RESTRICTED SECURITIES" IS REVISED AS FOLLOWS:

The Fund can invest up to 15% of its net assets in illiquid securities. Rule 144A securities deemed to be liquid shall be included in this limitation unless otherwise specified by the Board of Directors.

THE SECTION "INVESTMENT RESTRICTIONS" IS REVISED AS FOLLOWS:

6. The Fund may not make loans to other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder, or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

In addition, as a non-fundamental policy that could be changed without the approval of a majority of the outstanding Fund shares, the Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements). In addition, the Fund will not invest in any repurchase agreements or senior loans if to do so would cause more than 10% of its total net assets to be invested in repurchase agreements and senior loans.

In addition, as a non-fundamental policy that could be changed without the approval of a majority of the outstanding Fund shares, the Fund may not invest more than 15% of its net assets in Illiquid securities. Rule 144A securities deemed to be liquid shall be included in this limitation unless otherwise specified by the Board of Directors.